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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 15, 1998


                     AMERICAN AIRLINES, INC.
     (Exact name of registrant as specified in its charter)


      Delaware                   1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                  (Registrant's telephone number)







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Item 5.   Other Events

American Airlines, Inc. ("American") is filing herewith a press release issued today (April 15, 1998) by its parent company, AMR Corporation (AMR), as Exhibit 99.1 which is incorporated by reference hereto. This press release was issued to announce that Robert L. Crandall, Chairman, President and CEO of AMR and Chairman and CEO of American, will retire from his affiliations with AMR and American after the AMR annual meeting on May 20, 1998. Donald J. Carty, currently an Executive Vice President of AMR and President of American, has been chosen by the Board of Directors to succeed Mr. Crandall.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN AIRLINES, INC.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 15, 1998

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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release



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                                                     Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577


FOR RELEASE:  Wednesday, April 15, 1998


             CRANDALL ANNOUNCES RETIREMENT ON MAY 20


     FORT WORTH, Texas -- AMR Corporation announced today that its long-time Chairman and Chief Executive Officer, Robert L. Crandall, who is 62, has decided to retire on May 20, 1998, following the Company's Annual Meeting. Mr. Crandall announced his decision to the Board of Directors at its regular April meeting, which was held today at AMR's headquarters.
     Charles T. Fisher III, the Board's longest serving member, said on behalf of the Board, "Bob Crandall has been a great industry innovator and leaves AMR strong and well positioned for the future. He is an outstanding individual and an extraordinarily capable executive; the Board is very sorry he has chosen to retire. However, he has been discussing this possibility with us for some time and his decision is thus not entirely unexpected. While we will miss Bob's leadership, we all understand his desire for more time to devote to his family and his many other interests."
     "Moreover, we share his enthusiasm for the capabilities of Don Carty and the AMR management team and we are confident the transition ahead will be a smooth one," Fisher said.
     The Board has elected Donald J. Carty to succeed Mr. Crandall as Chairman, President and Chief Executive Officer of AMR and as Chairman and Chief Executive Officer of American Airlines. Mr. Carty will retain the title of President of American Airlines.
     Crandall joined American Airlines in 1973 as Senior Vice President-Finance, became Senior Vice President-Marketing in 1974 and President in 1980. In 1985, following the retirement of Albert V. Casey, he became Chairman, President and Chief Executive Officer of both AMR Corporation and American Airlines, continuing in all those roles until 1995, when Donald J. Carty was named President of American Airlines.
     Donald J. Carty served as Senior Vice President and Controller of American Airlines before leaving in 1985 to become President and Chief Executive Officer of CP Air in Canada. He returned to American in March of 1987 as Senior Vice President-Airline Planning. Carty became Executive Vice President-Finance and Planning in 1989 and President of American and AMR's Airline Group in 1995.
     It is anticipated that Carty will also succeed Crandall as Chairman of The Sabre Group, an independent company in which AMR has an 82% equity interest, and of several other AMR subsidiaries.

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